                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                                Frontstep, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                [FRONTSTEP LOGO]

                         2800 CORPORATE EXCHANGE DRIVE
                                   SUITE 400
                              COLUMBUS, OHIO 43231
                           TELEPHONE: (614) 523-7000
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 7, 2001
                             ---------------------
To the Shareholders of Frontstep, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders ("Annual Meeting") of Frontstep, Inc. ("Frontstep" or the "Company") will be held at 2800 Corporate Exchange Drive, Columbus, Ohio, on Wednesday, November 7, 2001, at 9:00 a.m. (local time) for the following purposes:

     1. To elect seven (7) persons as directors of the Company, each to serve for a term of one (1) year and until his respective successor is duly elected and qualified, or until his earlier resignation, removal from office or death;

     2. To consider and vote upon an amendment to the Company's Employee Stock Purchase Plan to increase the aggregate number of Common Shares available for issuance thereunder from 200,000 to 400,000;

     3. To consider and vote upon an amendment to the Company's 1999 Non-Qualified Stock Option Plan for Key Employees to increase the aggregate number of Common Shares that may be issued upon exercise of stock options granted thereunder from 600,000 up to 900,000; and

     4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on September 10, 2001, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. A list of such shareholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the Company's principal office.

                             YOUR VOTE IS IMPORTANT

     Whether or not you plan to attend the Annual Meeting you are urged to date, sign and promptly return the enclosed Proxy so that your shares may be voted in accordance with your wishes and so that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid Frontstep in reducing the expense of additional proxy solicitation. You are cordially invited to attend the meeting, and we request that you indicate your plans in this respect in the space provided on the enclosed form of Proxy. If you do attend the meeting and wish to change your proxy vote, you may revoke your Proxy and vote in person.

                                          By order of the Board of Directors

                                          /s/ Stephen A. Sasser
                                          STEPHEN A. SASSER,
                                          President and Chief Executive Officer

Columbus, Ohio
October 1, 2001

                                FRONTSTEP, INC.

                         2800 CORPORATE EXCHANGE DRIVE
                                   SUITE 400
                              COLUMBUS, OHIO 43231
                           TELEPHONE: (614) 523-7000
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                                    GENERAL

     This Proxy Statement and the accompanying form of Proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Frontstep, Inc., an Ohio corporation ("Frontstep" or the "Company"), to be used at the Annual Meeting of Shareholders of Frontstep to be held on November 7, 2001 and at any adjournments or postponements of the meeting (the "Annual Meeting"). Common shares, without par value, of Frontstep (the "Common Shares") and Series A Convertible Participating Preferred Shares, without par value, of Frontstep (the "Series A Preferred Shares") represented by properly executed Proxies will be voted at the Annual Meeting. Where a choice is specified by the shareholder, the Proxy will be voted in accordance with such choice. Each Proxy executed and returned by a Frontstep shareholder for use at the Annual Meeting may be revoked at any time insofar as it has not been exercised by timely submission of written notice of revocation or a duly executed Proxy bearing a later date (in either case, directed to the Secretary of Frontstep) or by giving notice of revocation at the Annual Meeting. "Common Shares" and "Series A Preferred Shares" are referred to herein collectively as "Shares."

     This Proxy Statement and the accompanying form of Proxy are being mailed to Frontstep shareholders on or about October 1, 2001.

     The close of business on September 10, 2001, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements of the meeting (the "Record Date"). On the Record Date, there were outstanding and entitled to be voted 7,568,218 Common Shares and 566,933 Series A Preferred Shares.

     The holders of a majority of the Shares entitled to be voted at the Annual Meeting will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item absent instructions from the beneficial owner of the shares and no instruction is given. Proxies signed and submitted by brokers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes.

     The holder of each Common Share and each Series A Preferred Share entitled to be voted at the Annual Meeting is entitled to one vote per Share for each Share held on the Record Date on all matters, including the election of directors. In the election of directors, the seven candidates receiving the highest number of affirmative votes will be elected. Shareholders do not have cumulative voting rights in the election of directors. Approval of Proposals 2 and 3 each require the affirmative vote of the holders of at least a majority of the outstanding Shares entitled to be voted at the Annual Meeting, present in person or represented by Proxy.

                        PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth the names and addresses of, and the number and percentage of Common Shares and Series A Preferred Shares, respectively, beneficially owned as of the Record Date (except as otherwise noted) by, the only persons known to Frontstep to beneficially own more than 5% of each class of outstanding Shares:

                                                                                  SERIES A
                                                 COMMON SHARES                PREFERRED SHARES
                                          ---------------------------     -------------------------
                                            AMOUNT AND                     AMOUNT AND
                                            NATURE OF                      NATURE OF
                                            BENEFICIAL       PERCENT       BENEFICIAL      PERCENT
NAME AND ADDRESS                            OWNERSHIP        OF CLASS     OWNERSHIP(1)     OF CLASS
----------------                          --------------     --------     ------------     --------
Lawrence J. Fox.........................  2,069,763.1091(2)   27.35%            None         None
  2800 Corporate Exchange Drive
  Columbus, Ohio 43231
Stephen A. Sasser.......................      567,198.98(3)    7.49%            None         None
  2800 Corporate Exchange Drive
  Columbus, Ohio 43231
Morgan Stanley Dean Witter & Co.........       1,120,744(4)   14.81%         400,266(5)      70.6%
  1585 Broadway
  New York, New York 10036
Fallen Angel Equity Fund, L.P...........         466,668(6)    6.17%         166,667(7)      29.4%
  960 Holmdel Road
  Holmdel, New Jersey 07733

---------------

(1) The Series A Preferred Shares are convertible on a 2-for-1 basis (subject to adjustment) into Common Shares.

(2) Includes (i) 1,878,924 shares held directly by Mr. Fox, (ii) 188,000 shares subject to options exercisable within the next 60 days, and (iii) 2,839.1091 shares held for the account of Mr. Fox in the Company's 401(k) Plan.

(3) Includes (i) 540,000 shares subject to options exercisable within the next 60 days and (ii) 6,198.98 shares held for the account of Mr. Sasser in the Company's 401(k) Plan.

(4) As reported to the Company by Morgan Stanley Dean Witter & Co. ("MSDW") on September 26, 2001. Includes 800,532 Common Shares issuable upon conversion of outstanding Series A Preferred Shares which are convertible on a 2-for-1 basis within the next 60 days and 320,212 Common Shares issuable upon exercise of outstanding warrants which are exercisable within the next 60 days. MSDW Venture Partners IV, Inc. ("MSVP Inc.") and MSDW Venture Partners IV, L.L.C. ("MSVP LLC") each have shared voting and investment power with respect to 878,538 of the shares shown; Morgan Stanley Dean Witter Venture Partners IV, L.P. ("MSVP IV") has shared voting and investment power with respect to 760,620 of the shares shown; Morgan Stanley Dean Witter Venture Offshore Investors IV, L.P. ("MSVOI IV") has shared voting and investment power with respect to 29,674 of the shares shown; Morgan Stanley Dean Witter Venture Investors IV, L.P. ("MSVI IV") has shared investment and voting power with respect to 88,244 of the shares shown; Morgan Stanley Dean Witter Equity Funding, Inc. ("Equity Funding") has shared voting and investment power with respect to 230,093 of the shares shown and Originators Investment Plan, L.P. has shared investment and voting power with respect to 12,113 of the shares shown. The general partner of each of MSVP IV, MSVI IV and MSVOI IV is MSVP LLC, and the corporate managing member of MSVP LLC is MSVP Inc., a wholly-owned subsidiary of MSDW. Equity Funding also is a wholly-owned subsidiary of MSDW. The general partner of OIP is MSDW OIP Investors, Inc., a wholly-owned subsidiary of MSDW ("Investors"). The principal business address of MSVP Inc., MSVP LLC, MSVP IV, MSVOI IV and MSVI IV is 1221 Avenue of the Americas, New York, New York 10020-0001 and the principal business address of Equity Funding, OIP and Investors is 1585 Broadway, New York, New York 10036. Guy L. de Chazal, a director of Frontstep, is an individual managing member of MSVP LLC and may be deemed to share beneficial ownership of 878,538 of the shares shown. Mr. de Chazal disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(5) As reported to the Company by MSDW on September 26, 2001. Includes 400,266 shares which are convertible within the next 60 days on a 2-for-1 basis into 800,532 Common Shares. MSDW has shared voting and investment power with respect to 400,266 of the shares shown, MSVP Inc. and MSVP LLC each have shared voting and investment power with respect to 313,764 of the shares shown, MSVP IV has shared voting and investment power with respect to 271,650 of the shares shown, MSVOI IV has shared voting and investment power with respect to 10,598 of the shares shown, MSVI IV has shared voting and investment power with respect to 31,516 of the shares shown, Equity Funding has shared voting and investment power with respect to 82,176 of the shares shown and OIP has shared investment and voting power with respect to 4,326 of the shares shown. Guy L. de Chazal, a director of Frontstep, is an individual managing member of MSVP LLC and may be deemed to share beneficial ownership of 313,764 of the shares shown. Mr. de Chazal disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(6) As reported in a Schedule 13D filed on May 19, 2000 with the Securities and Exchange Commission (the "Fallen Angel Schedule 13D"). Includes 333,334 Common Shares issuable upon conversion of outstanding Series A Preferred Shares which are convertible on a 2-for-1 basis within the next 60 days and 133,334 Common Shares issuable upon exercise of outstanding warrants which are exercisable within the next 60 days. According to the Fallen Angel Schedule 13D, Fallen Angel Capital, L.L.C. ("FAC"), the general partner of Fallen Angel Equity Fund, L.P., has shared voting and investment power with respect to these shares. The principal business address of FAC is 125 Half Mile Road, Red Bank, New Jersey 07701. Barry Goldsmith, a director of Frontstep, is the general partner of FAC and may be deemed to share beneficial ownership of the shares shown. Mr. Goldsmith disclaims beneficial ownership of these shares.

(7) As reported in the Fallen Angel Schedule 13D. Includes 166,667 shares which are convertible on a 2-for-1 basis within the next 60 days into 333,334 Common Shares. According to the Fallen Angel Schedule 13D, FAC, the general partner of Fallen Angel Equity Fund, L.P., has shared voting and investment power with respect to the shares shown. Barry Goldsmith, a director of Frontstep, is the general partner of FAC and may be deemed to share beneficial ownership of the shares shown. Mr. Goldsmith disclaims beneficial ownership of these shares.

     The following table sets forth, as of the Record Date, certain information with respect to the Shares beneficially owned by each director of Frontstep, each nominee for election as a director of Frontstep, each executive officer of Frontstep named in the Summary Compensation Table herein and by all directors and executive officers of Frontstep as a group.

                                 COMMON SHARES

                                                   AMOUNT AND NATURE OF
NAME                                              BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS(2)
----                                              -----------------------     -------------------
Lawrence J. Fox.................................      2,069,763.1091(3)              27.35%
John T. Tait....................................                None                  None
Duke W. Thomas..................................              41,638(4)                  *
Larry L. Liebert................................              20,000(4)                  *
James A. Rutherford.............................             138,400(4)               1.83%
Stephen A. Sasser...............................          567,198.98(5)               7.49%
Lawrence W. DeLeon..............................             128,750(6)               1.70%
Roger D. Blackwell..............................              30,000(4)                  *
Guy L. de Chazal................................                None(7)               None
Barry Goldsmith.................................              20,000(8)                  *
Stephen A. Yount................................             117,250(9)               1.55%
Daryll L. Wartluft..............................              64,250(10)                 *
Carolyn J. Morris...............................              20,000(11)                 *
Robert D. Williams..............................              25,250(12)                 *
Daniel P. Buettin...............................              18,750(13)                 *
Jorge L. Lopez..................................              29,000(14)                 *
All directors and executive Officers as a group
  (16 persons)..................................           3,290,250(15)              43.5%

---------------

 * Represents less than 1% of the outstanding Common Shares.

 (1) Each named beneficial owner has sole voting and investment power with respect to the shares listed, except as otherwise noted. None of the persons listed hold any Series A Preferred Shares. See also footnotes 4, 5, 6 and 7 under "Principal Holders of Securities."

 (2) Percentage of beneficial ownership is based on 7,568,218 Common Shares outstanding as of the Record Date.

 (3) Includes (i) 1,878,924 shares held directly by Mr. Fox, (ii) 188,000 shares subject to options exercisable within the next 60 days, and (iii) 2,839.1091 shares held for the account of Mr. Fox in the Company's 401(k) Plan.

 (4) Includes 20,000 shares subject to options exercisable within the next 60 days.

 (5) Includes (i) 540,000 shares subject to options exercisable within the next 60 days and (ii) 6,198.98 shares held for the account of Mr. Sasser in the Company's 401(k) Plan.

 (6) Includes 119,750 shares subject to options exercisable within the next 60 days.

 (7) Does not include shares beneficially-owned by MSDW, as to which shares Mr. de Chazal disclaims beneficial ownership. See also footnotes 4 and 5 under "Principal Holders of Securities."

 (8) Does not include shares beneficially-owned by Fallen Angel Equity Fund, L.P., as to which shares Mr. Goldsmith disclaims beneficial ownership. See also footnotes 6 and 7 under "Principal Holders of Securities."

 (9) Includes 116,250 shares subject to options exercisable within the next 60 days.

(10) Includes 64,250 shares subject to options exercisable within the next 60 days.

(11) Includes 20,000 shares subject to options exercisable within the next 60 days.

(12) Includes 20,250 shares subject to options exercisable within the next 60 days.

(13) Includes 18,750 shares subject to options exercisable within the next 60 days.

(14) Includes 29,000 shares subject to options exercisable within the next 60 days.

(15) Includes 1,196,250 shares subject to options exercisable within the next 60 days.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, the Board of Directors proposes the election of seven (7) directors, each to hold office until the 2002 annual meeting of Frontstep shareholders and until his successor is duly elected and qualified or until his earlier resignation, removal from office or death. It is the intention of the persons named as proxies in the enclosed form of Proxy to vote the Shares represented by each Proxy received by them for the election as directors of the nominees listed in the following table unless otherwise instructed on the Proxy. In case any nominee named is unable to serve or unwilling to accept nomination or election, the Proxies will be voted for one or more substitute nominees as designated by the present Board of Directors. The Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

     Under Ohio law and Frontstep's Code of Regulations, the seven (7) nominees receiving the highest number of affirmative votes from holders of Shares entitled to be voted at the meeting will be elected as directors. Shares as to which the voting authority is withheld and broker non-votes will be counted for quorum purposes, but will not be counted towards the election of directors or toward the election of individual nominees specified in the form of Proxy. Shareholders may not cumulate votes in the election of directors.

     THE BOARD OF DIRECTORS OF FRONTSTEP RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE LISTED BELOW.

                                                                             DIRECTOR OF
NOMINEE                AGE               PRINCIPAL OCCUPATIONS             FRONTSTEP SINCE
-------                ---               ---------------------             ---------------
Lawrence J. Fox        45      Chairman of the Board of Frontstep               1984
Stephen A. Sasser      52      President and Chief Executive Officer of         1995
                               Frontstep
Duke W. Thomas         64      Partner, Vorys, Sater, Seymour and Pease         1988
                               LLP
James A. Rutherford    55      President of Wingset Inc.                        1995
Roger D. Blackwell     61      Professor of Marketing Fisher College of         2000
                               Business The Ohio State University and
                               President and Chief Executive Officer
                               Roger Blackwell Associates, Inc.
Guy L. de Chazal       53      Managing Director of Morgan Stanley & Co.        2000
                               Incorporated and an individual managing
                               member of MSDW Venture Partners IV, LLC
Barry Goldsmith        57      General Partner, Updata Venture                  2000
                               Associates, L.P.

     Mr. Fox founded a predecessor to Frontstep in 1979 as a sole proprietorship. He has held his present office as Chairman of the Board since a predecessor to the Company was incorporated in 1984. From 1984 to 1998, Mr. Fox also served as Chief Executive Officer of the Company. Mr. Fox is also a director of Alkon Corporation, a provider of enterprise solutions to the construction industry.

     Mr. Sasser has held the positions of President and Chief Executive Officer of the Company since January 1999. Mr. Sasser previously served the Company, from the time that he joined the Company in July 1995 until January 1999, as President and Chief Operating Officer. Mr. Sasser has served as a director of the Company since July 1995. Mr. Sasser also is a director of ViaServ, Inc., a provider of systems management utility tools. Prior to joining Frontstep, from 1994 to 1995, Mr. Sasser served as Vice President of International Operations for Trilogy Software, a provider of sales and marketing software. From 1992 to 1994, Mr. Sasser was Group Vice President of the Systems Management Division and Pacific Rim Operations of Legent Corporation, a provider of systems management software products and services. From 1987 through its acquisition by Legent Corporation in 1992, Mr. Sasser served as President of the Data Center Management Division of Goal Systems International, Inc., which designed, developed, and marketed systems management software products.

     Mr. Thomas has been a partner of Vorys, Sater, Seymour and Pease LLP, a law firm based in Columbus, Ohio, since 1970. Mr. Thomas is also a director of The Ohio Bar Liability Insurance Co., a lawyers professional liability company, and the Ohio Printing Company, a commercial printing company.

     Mr. Rutherford founded Wingset Inc., a private investment management corporation, and has served as its President since 1992. Mr. Rutherford also serves as Managing Director of Wingset Investments Ltd., a private investment management corporation. Mr. Rutherford was Chairman of the Board from 1988 to 1991 and Chief Executive Officer from 1988 to 1990 of Goal Systems International, Inc., which designed, developed and marketed systems management software products. Mr. Rutherford is also a director of Ciber, Inc., a provider of information technology consulting services.

     Dr. Blackwell has been associated with The Ohio State University since 1965 and is currently a Professor of Marketing in the Fisher College of Business. Dr. Blackwell also has been President and Chief Executive Officer of Roger Blackwell Associates, Inc., a consulting firm in Columbus, Ohio, since 1980. Dr. Blackwell is a board member of Anthony & Sylvan Pools, Inc., a pool builder and designer; Flex-Funds, a manager and marketer of mutual funds and investment vehicles; AirNet Systems, Inc., a provider of specialty air courier services; Intimate Brands, Inc., a woman's clothing retailer; Max & Erma's Restaurants, a chain of restaurants; Applied Industrial Technologies, an electronic commerce and distribution company; and Diamond Hill Capital Management, Inc., an investment management company.

     Mr. de Chazal has been Managing Director of Morgan Stanley & Co. Incorporated, an investment bank, since 1986. Mr. de Chazal also has served as an individual managing member of MSDW Venture Partners IV, LLC, a venture capital investments fund, since 1999. Prior to joining Morgan Stanley, Mr. de Chazal was a Vice President of Citicorp Venture Capital, a venture capital fund, from 1981 through 1985. From 1976 to 1981, he was a consultant with McKinsey and Co., a consulting company. Mr. de Chazal also is a director of Lionbridge Technologies, Inc., a provider of specialized technology services and WebLink Wireless, Inc., a provider of wireless data and paging services. See also footnotes 4 and 5 under "Principal Holders of Securities."

     Mr. Goldsmith has been a General Partner of Updata Venture Partners, a technology private equity firm, since March of 2000. He also has been the Managing Director of Updata Capital, Inc., a mergers and acquisitions consulting organization, since 1987. Mr. Goldsmith also is the general partner of Fallen Angel Capital, L.L.C. Mr. Goldsmith is currently a board member of Astea International Inc., a provider of customer relationship management software; Compuware Corporation, a provider of specialized software and professional services; and Dendrite International, Inc., a specialized software services company. See also footnotes 6 and 7 under "Principal Holders of Securities."

REPRESENTATION ARRANGEMENT

     On May 10, 2000, the Company sold Series A Preferred Shares and Warrants to purchase Common Shares to a group of unaffiliated accredited investors, including Fallen Angel Equity Fund, L.P. ("Fallen Angel"). In connection with the sale, the Company entered into an Investor Rights Agreement with Lawrence J. Fox and Fallen Angel, pursuant to which the Company agreed to take all reasonably necessary or desirable legal action within its control, so that a representative of Fallen Angel would be nominated by management to the Company's Board of Directors and so that the management slate of directors would be elected to the Board of Directors.

     Barry Goldsmith currently serves as the representative of Fallen Angel on the Frontstep Board of Directors. Mr. Goldsmith is the general partner of Fallen Angel Capital, L.L.C., which is the general partner of Fallen Angel. See also footnotes 6 and 7 under "Principal Holders of Securities" and "Certain Transactions and Relationships."

               COMPENSATION, MEETINGS AND COMMITTEES OF DIRECTORS

     For the fiscal year ended June 30, 2001, the compensation arrangement between Frontstep and all directors who are not employees of Frontstep ("Outside Directors") was as follows: $500 for each Board meeting attended; and $1,250 per quarter. During the 2001 fiscal year, each of the Outside Directors has agreed to defer the payment of a portion of such compensation and the Board of Directors is currently exploring alternative means for providing non-cash compensation to the Outside Directors, covering both the deferred compensation and future compensation. In addition, from time to time, the Outside Directors receive options to acquire Common Shares under the Frontstep, Inc. Stock Option Plan for Outside Directors (the "Directors' Plan"). During the 2001 fiscal year, no options were granted under the Directors' Plan. Employee directors did not, in fiscal year 2001, and will not in fiscal year 2002, receive any additional compensation for serving as a director.

     During the 2001 fiscal year, there were 13 meetings of Frontstep's Board of Directors. During such period, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which he served.

     The Board of Directors has an Audit Committee that consists of James A. Rutherford, Guy L. de Chazal and Roger D. Blackwell, each of which is "independent" as defined in the National Association of Securities Dealers' listing standards. In response to these new standards, Lawrence J. Fox, who was not "independent" as defined in the standards, resigned from the Audit Committee on May 14, 2001. During the 2001 fiscal year, there were five meetings of the Audit Committee. The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. Its function is to provide independent oversight to the Company's financial reporting and process and to review the adequacy of Frontstep's system of internal controls and audit reports, to investigate the scope and adequacy of the work of Frontstep's outside auditors and to recommend to the Board of Directors a firm of accountants to serve as Frontstep's outside auditors.

     The Board of Directors has a Compensation Committee that consists of Duke
W. Thomas, John T. Tait, Larry L. Liebert and Barry Goldsmith. During the 2001 fiscal year, the principal functions of the Compensation Committee included (i) establishing and reviewing the framework for compensation of Frontstep's executive officers, (ii) reviewing and acting on management's recommendations with respect to employee compensation and benefits and (iii) reporting and making recommendations to the Board of Directors as to such matters. The Compensation Committee met in June 2000 to establish executive compensation for the 2001 fiscal year, but did not meet during the 2001 fiscal year.

     The Board of Directors has a Stock Option Committee that consists of Larry
L. Liebert, John T. Tait, Barry Goldsmith and Roger D. Blackwell. The principal function of the Stock Option Committee is to administer Frontstep's stock option plans, including, determining the individuals to whom, and the time or times at which, options are granted, the number of Common Shares subject to each option, the effective period of each option, the vested rights of each plan participant in his or her options and the other terms and conditions of the options, and exercising such other authority as specified by the provisions of Frontstep's stock option plans. Pursuant to the terms of the Company's 1999 Non-Qualified Stock Option Plan for Key Employees, the Stock Option Committee has delegated its authority under such plan (other than the authority to grant options to persons who are subject to Sections 16(a) and 16(b) of the Securities and Exchange Act of 1934, as amended) to Lawrence J. Fox. The Stock Option Committee did not meet during the 2001 fiscal year, but took certain required actions by unanimous written consent.

     Frontstep does not have a nominating committee separate from the Board of Directors.

                         REPORT OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

     The Audit Committee of the Frontstep Board of Directors serves as an independent and objective party to monitor our financial reporting process and system of internal controls. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

     Management is responsible for preparing our financial statements in accordance with generally accepted accounting principles and applicable securities rules and regulations. Management is also responsible for the system of internal controls and for the reporting process. Our independent auditors are responsible for auditing our financial statements in accordance with auditing standards generally accepted in the United States of America.

     The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended June 30, 2001 with management and with our independent auditors. In fulfilling our oversight responsibilities, and in accordance with Statement on Auditing Standards No. 61, we also discussed with the independent auditors the quality, not just the acceptability, of the accounting principles employed, the reasonableness of significant judgments made by management and the clarity of disclosures made in the financial statements. We have also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and have held discussions with the independent auditors about their independence from the Company and management.

     During the year, the Audit Committee met with management and the independent auditors to discuss the overall scope and plans for the audit, to discuss the results of their examinations, their evaluation of internal controls and the overall quality of the financial statements and our financial reporting. The members of the Audit Committee are not experts in the fields of accounting or auditing, including in respect of auditor independence, and rely without independent verification on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has applied appropriate accounting and financial reporting principles or internal controls and procedures, that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     Based on the Audit Committee's review of the audited consolidated financial statements and the discussions with management and independent auditors of the matters identified above, the Audit Committee recommends to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2001 be included in the Annual Report on Form 10-K for the year ended June 30, 2001, which has been filed with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE:

                                          James A. Rutherford
                                          Roger D. Blackwell
                                          Guy L. de Chazal

                             EXECUTIVE COMPENSATION

     The following table shows, as to the Chief Executive Officer and the other four most highly compensated executive officers of Frontstep whose salary plus bonus exceeded $100,000, information concerning compensation paid for services to Frontstep in all capacities during the fiscal year ended June 30, 2001, as well as the total compensation paid to each such individual for Frontstep's two previous fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal years).

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                         ANNUAL COMPENSATION              ------------
                              -----------------------------------------    SECURITIES
NAME AND PRINCIPAL                                       OTHER ANNUAL      UNDERLYING       ALL OTHER
POSITION(S)            YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)   OPTIONS (#)    COMPENSATION ($)
------------------     ----   ----------   ---------   ----------------   ------------   ----------------
Lawrence J. Fox        2001     269,271        None         39,771(1)          None           33,107(4)
Chairman of            2000     275,000        None         36,690(2)          None           33,000(5)
the Board              1999     275,000        None         87,161(3)          None           33,000(5)

Stephen A. Sasser      2001     293,750      74,880           None             None            7,494(6)
President and Chief    2000     272,000        None           None             None            6,262(7)
Executive Officer      1999     259,500     101,520           None             None            6,862(8)

Stephen A. Yount       2001     180,167      26,744           None             None            1,565(9)
Executive Vice,        2000     170,000      42,778           None           10,000           14,024(10)
President Business     1999     162,000      73,830           None           15,000           13,913(11)
Development and
Channel Operations

Lawrence W. DeLeon     2001     186,042      48,170           None           10,000            5,855(9)
Executive Vice,        2000     165,000       7,440           None             None            5,055(9)
President Frontstep    1999     151,750      75,960           None           12,000            5,063(9)
Worldwide Field
Operations

Daryll L. Wartluft     2001     195,833      35,170           None           25,000            2,694(9)
Executive Vice,        2000     189,000      19,828           None             None            2,684(9)
President Frontstep    1999     180,000      69,620         70,733(12)       26,000            2,563(9)
Product Group

---------------

 (1) Includes payment for automobile allowance for 12 months during fiscal 2001, club dues, legal fees and tax preparation cost.

 (2) Includes payment for automobile allowance for 12 months during fiscal 2000, club dues and tax preparation cost.

 (3) Includes payment for automobile allowance for 12 months during fiscal 1999, club dues, legal fees and tax preparation costs.

 (4) Includes $28,000 paid for premiums on split term life insurance on the named officer and Frontstep's matching contribution to 401(K) Profit Sharing Plan of $5,107.

 (5) Includes $28,000 paid for premiums on split term life insurance on the named officer and Frontstep's matching contribution to 401(K) Profit Sharing Plan of $5,000.

 (6) Includes $2,130 paid for premiums on split term life insurance on the named officer and Frontstep's matching contribution to the 401(K) Profit Sharing Plan of $5,364.

 (7) Includes $2,130 paid for premiums on split term life insurance on the named officer and Frontstep's matching contribution to the 401(K) Profit Sharing Plan of $4,132.

 (8) Includes $2,130 paid for the premiums on term life insurance on the named officer and Frontstep's matching contribution to the 401(k) Profit Sharing Plan of $4,732.

 (9) Represents Frontstep's matching contribution to the 401(k) Profit Sharing Plan for the named officer.

(10) Includes a reduction of $12,500 to the principal balance outstanding on a loan made by Frontstep to the named officer, and Frontstep's matching contribution of $1,413 to the 401(K) Profit Sharing Plan for the named officer.

(11) Includes a reduction of $12,500 to the principal balance outstanding on a loan made by Frontstep to the named officer, and Frontstep's matching contribution of $1,432 to the 401(k) Profit Sharing Plan for the named officer.

(12) Includes payments for relocation costs.

EMPLOYMENT AGREEMENT

     Stephen A. Sasser. Frontstep has an employment agreement dated July 5, 1995, as amended on April 1, 1997 and December 15, 1998, with Stephen A. Sasser, President and Chief Executive Officer (the "Agreement"). Mr. Sasser also is a director of the Company. The term of the Agreement extends to July 5, 2002. The Agreement, however, provides for automatic renewal for one additional year each July 4 thereafter unless prior notice of non-renewal is given by Frontstep to Mr. Sasser at least 150 days, or by Mr. Sasser to Frontstep at least 120 days, before the expiration of the term of the Agreement. Under the Agreement, Mr. Sasser agrees to serve as President and Chief Executive Officer of Frontstep. He further agrees to serve as a director of Frontstep and as an officer and/or director of any of Frontstep's subsidiaries or affiliates if elected as such.

     The Agreement provides for an annual base salary of not less than $272,000 and additional compensation pursuant to a bonus plan approved by the Compensation Committee of the Frontstep Board of Directors with an annual target bonus opportunity of not less than $188,000. The Company did not meet the aggregate target bonus opportunity for fiscal 2001, but Mr. Sasser did receive a bonus payment of $74,880 with respect to the Company's quarterly performance through December 2000. Mr. Sasser did not receive any bonus payment in fiscal 2000 and his fiscal 1999 bonus payment was $101,520.

     If Mr. Sasser's employment with Frontstep is terminated as the result of his death or disability (as defined in the Agreement), or by Frontstep for cause (as defined in the Agreement), then he will be entitled to receive his base salary through the date of termination and bonus compensation as provided for under the Agreement on a pro rata basis to the extent that Frontstep has achieved annual targets and objectives as of the date of termination. In the event of termination of Mr. Sasser's employment by Frontstep other than for cause or disability (in each case, as defined in the Agreement) or by Mr. Sasser within one year after a "change in control" of Frontstep (as defined in the Agreement), in addition to the prorated base salary and bonus compensation previously described, Mr. Sasser will be entitled to receive an amount equal to his annual base salary, plus an amount equal to the highest bonus earned by him under the terms of the Agreement for any fiscal year prior to the date of termination, and other specified benefits. If any of this results in additional tax to him under Section 4999 of the Internal Revenue Code, Frontstep is required to make an additional payment to him so as to provide Mr. Sasser with the benefits he would have received in the absence of such tax. Pursuant to other terms of the Agreement, an option for 400,000 Common Shares was granted to Mr. Sasser effective in January 1996 and an option for an additional 140,000 Common Shares was granted to Mr. Sasser in July 1996.

     The Agreement also requires Frontstep to maintain a policy of insurance on Mr. Sasser's life in the amount of $1 million, the proceeds of which policy to be payable upon his death to beneficiaries designated by Mr. Sasser or to his estate if no such designation is made.

     Miscellaneous. Awards of stock options to Frontstep employees under any of Frontstep's stock option programs, including the named executive officers, generally will vest upon a change in control of Frontstep (as defined in Frontstep's employee stock option agreements).

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     On May 10, 2000, the Company sold 400,266 Series A Preferred Shares and issued Warrants to purchase 320,212 Common Shares to a group of corporate investors, each of which is affiliated with Morgan Stanley Dean Witter & Co. ("MSDW"). The Series A Preferred Shares were sold for $24.00 per share, or an aggregate of approximately $9.6 million in cash. Each Series A Preferred Share is convertible at any time into two (2) Common Shares (subject to adjustment). The Warrants are exercisable at an exercise price of $3.36 per share, subject to adjustment, until May 10, 2005. The holders of the Series A Preferred Shares and the Warrants have certain registration rights with respect to the Common Shares issuable upon conversion of the Series A Preferred Shares and upon exercise of the Warrants. Guy L. de Chazal, a director of Frontstep, is

Managing Director of Morgan Stanley & Co. Incorporated and an individual managing member of MSDW Venture Partners IV, LLC. See also footnotes 4 and 5 under "Principal Holders of Securities."

     On May 10, 2000, the Company sold 166,667 Series A Preferred Shares and issued Warrants to purchase 133,334 Common Shares to Fallen Angel. The Series A Preferred Shares were sold for $24.00 per share, or an aggregate of approximately $4.0 million in cash. Each Series A Preferred Share is convertible at any time into two (2) Common Shares (subject to adjustment). The Warrants are exercisable at an exercise price of $3.36 per share, subject to adjustment, until May 10, 2005. The holders of the Series A Preferred Shares and the Warrants have certain registration rights with respect to the Common Shares issuable upon conversion of the Series A Preferred Shares and upon exercise of the Warrants. Barry Goldsmith, a director of the Company, is the general partner of Fallen Angel Capital, L.L.C., the general partner of Fallen Angel. See also footnotes 6 and 7 under "Principal Holders of Securities."

     Pursuant to an offer letter dated May 6, 1996, Frontstep made a loan of $100,000 (the "Loan") to Stephen A. Yount, Executive Vice President, Business Development and Channel Operations, in February 1997. Interest was payable on the Loan at the rate of 5% per annum. The Loan was secured by a second mortgage in favor of Frontstep on real property located in Franklin County, Ohio. The principal amount of the Loan was reduced cumulatively by increments of $12,500 on June 30 of each fiscal year from 1997 to 2000 for which Mr. Yount met or exceeded 75% of the Company's annual sales quota for certain new license revenue. Mr. Yount exceeded 75% of the Company's annual sales quota for certain new license revenue for fiscal years 1997, 1998, 1999 and 2000. Pursuant to the terms of the Loan, in June 2001, Mr. Yount repaid the remaining principal amount plus applicable interest.

     During the Company's last fiscal year, Vorys, Sater, Seymour and Pease LLP rendered legal services on behalf of Frontstep. Duke W. Thomas, a director, is a partner in that firm.

STOCK OPTION GRANTS AND EXERCISES.

     The following table sets forth certain information with respect to stock options awarded during fiscal year 2001 to executive officers named in the Summary Compensation Table. These option grants are also reflected in the Summary Compensation Table. In accordance with Securities and Exchange Commission ("Commission") rules, the hypothetical realizable values for each option grant are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of appreciation are prescribed by the Commission and are for illustration purposes only; they are not intended to predict future stock prices, which will depend upon market conditions and Frontstep's future performance and prospects. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown when the price of the Company's Common Shares appreciates, which benefits all shareholders commensurately.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                           ------------------------------------------------------      VALUE AT ASSUMED
                            NUMBER OF     % OF TOTAL                                ANNUAL RATES OF STOCK
                             SHARES        OPTIONS                                  PRICE APPRECIATION FOR
                           UNDERLYING     GRANTED TO      EXERCISE                     OPTION TERM (2)
                             OPTIONS     EMPLOYEES IN      PRICE       EXPIRATION   ----------------------
NAME                       GRANTED (#)   FISCAL YEAR    ($/SHARE)(1)      DATE       5% ($)      10% ($)
----                       -----------   ------------   ------------   ----------   ---------   ----------
Lawrence J. Fox                 -0-           N/A            N/A             N/A         N/A          N/A
Stephen A. Sasser               -0-           N/A            N/A             N/A         N/A          N/A
Stephen A. Yount                -0-           N/A            N/A             N/A         N/A          N/A
Lawrence W. DeLeon           10,000          2.85%          5.66       11/8/2010      35,595       90,206
Daryll L. Wartluft           25,000          7.12%          5.66       11/8/2010      88,989      225,515

---------------

(1) Represents the market price of the Shares on the date of grant.

(2) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the Securities and Exchange Commission for illustrative purposes and assume the options are held until their expiration date.

     Options granted to Frontstep executive officers vest and become exercisable in increments of 25% on each anniversary of the grant date, provided the executive officer continues in the employ of Frontstep, and provided further that, upon the occurrence of certain change in control events (defined in the Frontstep stock option agreements) all such options outstanding six months or more prior to the date of such change in control event will become fully vested.

     The following table shows the number of all vested (exercisable) and unvested (not yet exercisable) stock options held by each executive officer named in the Summary Compensation Table at the end of fiscal year 2001, and the value of all such options that were "in the money" (i.e., the market price of the Common Shares covered by the options was greater than the exercise price of the options) at the end of fiscal year 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                      AND
                         FISCAL YEAR END OPTION VALUES

                            SHARES                         NUMBER OF SHARES            VALUE OF UNEXERCISED
                          ACQUIRED ON      VALUE        UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           EXERCISE       REALIZED            OPTIONS AT                      HELD AT
NAME                          (#)           ($)           FISCAL YEAR END (#)           FISCAL YEAR END ($)
----                      -----------     --------     -------------------------     -------------------------
                                                       EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                                                       -------------------------     -------------------------
Lawrence J. Fox                0             0                   188,000/0                       0/0
Stephen A. Sasser              0             0                   540,000/0                       0/0
Stephen A. Yount               0             0              108,750/16,250                       0/0
Lawrence W. DeLeon             0             0              119,750/17,250                       0/0
Daryll L. Wartluft             0             0               64,250/46,750                       0/0

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since May 17, 2000, the Frontstep Compensation Committee has consisted of Messrs. Tait, Liebert, Thomas and Goldsmith. From July 1, 1999 until May 17, 2000, the Frontstep Compensation Committee consisted of Messrs. Tait, Liebert, Rutherford and Thomas.

     Mr. Thomas is a partner of the law firm of Vorys, Sater, Seymour and Pease LLP. During fiscal 2001, Frontstep used, and anticipates that it will continue to use, the services of such firm.

     Mr. Goldsmith is the general partner of Fallen Angel Capital, L.L.C., which is the general partner of Fallen Angel Equity Fund. On May 10, 2000, Frontstep sold 166,667 Series A Preferred Shares and issued warrants to purchase 133,334 Common Shares to Fallen Angel Equity Fund, as described above under the heading "Certain Transactions and Relationships" and in footnotes 6 and 7 under "Principal Holders of Securities."

     In accordance with rules promulgated by the Commission, the information included under the captions "Report of the Compensation Committee of the Board of Directors on Executive Compensation" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by Frontstep under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                      REPORT OF THE COMPENSATION COMMITTEE
                                     OF THE
                             BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

     The compensation of Frontstep's executive officers generally is determined by the Compensation Committee of the Frontstep Board of Directors. Each member of the Compensation Committee is a director who is not an employee of Frontstep or any of its subsidiaries and is not eligible to participate in any of the employee benefit plans that the Compensation Committee administers. The Compensation Committee met in June 2000 to establish executive compensation for the fiscal 2001 year, but did not meet in fiscal year 2001. The following is a report from the Compensation Committee with respect to certain compensation paid or awarded to Frontstep's executive officers during fiscal year 2001.

GENERAL POLICIES

     Frontstep's compensation programs are intended to enable Frontstep to attract, motivate, reward and retain the management talent required to achieve its corporate objectives in a rapidly changing industry, and thereby increase shareholder value. It is Frontstep's policy to provide incentives to its senior management to achieve these objectives and to reward exceptional performance and contributions to the development of Frontstep's business. To attain these objectives, Frontstep's executive compensation program includes a base salary, coupled with a bonus incentive component which is based on the performance of Frontstep described below, stock option grants and various other benefits including medical and 401(k) plan contributions generally available to all employees of Frontstep. Significant emphasis is given to the variable components of total compensation in order to reinforce the relationship between financial reward and the achievement of management objectives.

     The Compensation Committee establishes the base salaries that will be paid to Frontstep's executive officers during the year. In setting base salaries, the Compensation Committee takes into account certain factors, such as current compensation, the financial condition of Frontstep and qualitative factors bearing on an individual's experience, responsibilities, management, leadership abilities and job performance.

     During the last fiscal year, the executive officers and other management employees of Frontstep ("Participants") participated in a compensation plan based upon the quarterly and annual performance of Frontstep (the "Bonus Plan"). Performance targets were established by the Compensation Committee for executive officers and by the executive officers for all other Participants. Total targeted compensation was determined based on average compensation levels for the industry. Generally, a Participant earned a base salary plus a bonus based upon the quarterly and annual performance of Frontstep as reflected by Frontstep's total revenues and earnings per share in relation to its financial plan (the "Bonus"). Under the Bonus Plan, actual achievement for each reporting period was required to be at least ninety percent (90%) of targeted achievement before any Bonus is paid. In addition, individual bonus plans contained other variable components related to management objectives, operating margins and market and geographic revenue targets. Variable components of the Bonus Plan are based quarterly on cumulative achievement for the year. The Bonus Plan generally limits payments to a maximum of 200% of the targeted bonus in the event that actual performance exceeds 150% of targeted performance. Frontstep's Chief Executive Officer is not a participant in the Bonus Plan.

     During fiscal 2001, a total of $564,000 was available under the Bonus Plan for executive officers. For the Company's first and second quarters of fiscal 2001, executive officers earned aggregate Bonuses of $130,620. No Bonuses were earned under the Bonus Plan in the third and fourth quarters of fiscal 2001. Also, in April 2001, all of the executive officers voluntarily reduced their current salaries by 10% and suspended their participation in the Bonus Plan to support the Company's efforts to meet its financial and cash flow objectives. The Company expects to prospectively restore this compensation to the executive officers in fiscal 2002.

     Many of Frontstep's employees, including its executive officers, also are eligible to be granted stock options periodically in order to more directly align their interests with the long-term financial interests of Frontstep's shareholders. The Compensation Committee believes that the grant of stock options is an effective means of linking the compensation of executive officers to increases in shareholder wealth as is reflected in the market price of the Common Shares.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Stephen A. Sasser was elected Chief Executive Officer of Frontstep in January 1999. Generally, the Compensation Committee analyzes and considers the same factors in determining the base salary of Frontstep's Chief Executive Officer as it does for the other Frontstep executive officers, including historical compensation and scope of responsibilities. Mr. Sasser and Frontstep entered into an employment agreement in 1995. The employment agreement was amended in April 1997 and in December 1998, and the term of the employment agreement extends to July 2002. Under the employment agreement, Mr. Sasser receives a base salary of not less than $272,000 plus certain other benefits. In June 2000, the Compensation Committee increased Mr. Sasser's base salary to $300,000. Mr. Sasser, along with all of the other executive officers, voluntarily reduced his compensation by 10% to $270,000 in April 2001. The employment agreement also entitles Mr. Sasser to receive bonus compensation approved by the Compensation Committee, with an annual target bonus of not less than $188,000, of which 80% is based upon targeted earnings per share and 20% is based upon other strategic objectives. In June 2000, the Compensation Committee increased Mr. Sasser's annual target bonus to $200,000. Mr. Sasser did not meet his aggregate target bonus opportunity for fiscal 2001, but did receive a bonus payment of $74,880 with respect to the Company's quarterly performance through December 2000. No further bonus payments were made for fiscal 2001.

     The terms of Mr. Sasser's employment agreement are described under "Executive Compensation -- Employment Agreement and Change-in-Control Arrangements" on page 9.

                                          THE COMPENSATION COMMITTEE:

                                          Barry Goldsmith
                                          Larry L. Liebert
                                          John T. Tait
                                          Duke W. Thomas

                               PERFORMANCE GRAPH

     The following graph sets forth a comparison of the cumulative total returns on (i) the Common Shares, (ii) the Nasdaq Stock Market Index and (iii) the Nasdaq Computer and Data Processing Stock Market Index for the five year period ended June 30, 2001.

     Information reflected on the performance graph assumes an investment of $100 on June 30, 1996 in each of the Common Shares, the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Stock Market Index. Cumulative total return assumes reinvestment of dividends. Frontstep is not among the companies included in the Nasdaq Computer and Data Processing Stock Market Index. Frontstep has not identified any published industry index of stock performance that includes Frontstep or software companies comparable to it. However, Frontstep considers the following companies to be its peers for purposes of the information provided herein: Epicor Software Corporation, Infinium Software, Inc., J.D. Edwards & Co., Manugistics Group, Inc., Mapics, Inc., Peoplesoft, Inc. and QAD, Inc. For the period from June 1996 to June 2001 depicted on the graph below, Frontstep's common stock performance was better than each of companies in this peer group except Peoplesoft and Manugistics. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG FRONTSTEP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP
[Performance Graph]

                                                                                  NASDAQ STOCK
                                                     FRONTSTEP, INC.              MARKET (U.S.)                PEER GROUP
                                                     ---------------              -------------                ----------
6/96                                                        100                         100                         100
6/97                                                     146.03                       121.6                      158.76
6/98                                                      261.9                      160.06                      256.87
6/99                                                     130.16                      230.22                       100.8
6/00                                                      112.7                      340.37                      102.24
6/01                                                      47.62                      184.51                      215.42

* $100 INVESTED ON 6/30/1996 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Frontstep executive officers and directors, and persons who beneficially own more than 10% of the outstanding Common Shares, to file initial reports of ownership and reports of changes in ownership of their equity securities of Frontstep with the Commission and the National Association of Securities Dealers, Inc. Frontstep executive officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish Frontstep with copies of all Section 16(a) forms filed by them. Based solely on a review of the copies of such forms furnished to Frontstep and written representations from Frontstep's executive officers and directors, Frontstep believes that all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 2001.

                                   PROPOSAL 2

     APPROVAL OF AN AMENDMENT TO THE FRONTSTEP, INC. EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE AGGREGATE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER FROM 200,000 TO 400,000.

     The Board of Directors has approved, subject to the further approval of the Company's shareholders, an amendment to the Company's Employee Stock Purchase Plan (the "ESPP") to increase the aggregate number of shares of Common Shares available for issuance under the ESPP from 200,000 to 400,000.

INTRODUCTION

     The ESPP was approved by the Board of Directors on February 16, 1996 and by the shareholders of Frontstep on July 8, 1996. The ESPP provides for the purchase of Common Shares by eligible employees of Frontstep and/or its subsidiaries through payroll deductions.

     Section 4 of the ESPP, as originally adopted, provides that not more than 200,000 Common Shares (taking into account the Company's two-for-one stock split on September 27, 1996) shall be offered under the ESPP.

     The Board of Directors has determined that it would be in the best interests of Frontstep to amend Section 4 of the ESPP to increase the number of Common Shares available from 200,000 to 400,000. As proposed, Section 4 of the ESPP would be amended to read as set forth in Appendix B.

     The principle features of the ESPP are discussed below; provided, however, that the following description is qualified in its entirety by reference to the ESPP, including the proposed amendment to Section 4, attached as Appendix B to this Proxy Statement.

SUMMARY OF THE ESPP

     Purpose of the ESPP. The purpose of the ESPP is to provide eligible employees of Frontstep and/or its subsidiaries with an opportunity to acquire an equity interest in Frontstep through the purchase of Common Shares, and thus develop an incentive to remain with Frontstep and/or its subsidiaries, and to provide a means for employees to share in the future success of Frontstep. The proceeds from the ESPP provide additional capital for Frontstep and are used for general corporate purposes. The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the options issued pursuant to the ESPP are intended to constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     The ESPP is administered by the Compensation Committee of the Frontstep Board of Directors. The ESPP is conducted in separate offerings not to exceed one year each. Subject to termination of the ESPP, the Compensation Committee determines the date on which each offering under the ESPP will commence.

     Five offerings under the ESPP were undertaken in each of the calendar years from 1996 to 2000. Under those offerings, an aggregate amount of 200,000 Common Shares were purchased by employees participating in the ESPP. Thus, upon completion of the fifth offering ended December 31, 2000, no further shares were available for purchase in the ESPP.

     Eligibility. Participation in the ESPP is completely voluntary. Any employee of Frontstep and/or a subsidiary of Frontstep who is employed by Frontstep and/or such subsidiary on the effective date of an offering under the ESPP, and who is or will be customarily employed by Frontstep and/or a subsidiary of Frontstep for more than twenty (20) hours per week and for more than five (5) months per year, may participate in offerings under the ESPP. However, "5% shareholder employees" and all directors and officers of Frontstep are not eligible to participate in offerings under the ESPP.

     Under the ESPP, "5% shareholder employees" currently include those employees of Frontstep (or a subsidiary of Frontstep) who own greater than 5% of the total combined voting power or value of all classes of shares of Frontstep or a subsidiary of Frontstep. In addition, an employee who has combined rights to purchase Common Shares under employee stock purchase plans of Frontstep and/or its subsidiaries that accrue at a rate exceeding $25,000 of fair market value of Common Shares per year is not eligible to participate in an offering under the ESPP during each calendar year in which such combined rights exist. Frontstep estimates that more than 200 employees purchased Common Shares under the ESPP and that a similar number of employees, or more, will participate in the future. Employees of Frontstep and/or its subsidiaries are eligible to participate in offerings under the ESPP.

     Payroll Deductions. If an employee elects to participate in an offering under the ESPP, deductions are taken from the employee's salary or wages (excluding commissions) during the offering period in amounts authorized by the employee. The amount deducted from the employee's salary or wages (excluding commissions) must be in whole dollars or percentages, must be at least $20.00 per month and must be less than or equal to 10% of the employee's base salary or wages (excluding commissions). Payroll deductions for an employee are deposited in a cash account maintained for the employee (the "Cash Account") by the custodian for the ESPP.

     Grant of Options and Purchase Price. Options to purchase Common Shares are granted to participants who elect to participate in an offering. Such options are exercisable on the last business day of the offering (the "Option Date"). The total number of Common Shares subject to options on each Option Date may not exceed the number of Common Shares authorized for issuance during the applicable offering. Options granted for each offering terminate following the close of business on the Option Date for the offering to the extent such Options are not exercised on the Option Date.

     The purchase price for a Common Share under each offering is determined by the Compensation Committee prior to the first business day of the month designated as the start of an offering (the "Effective Date") and is stated as a percentage of the fair market value of the Common Shares on either the Option Date or the Effective Date, whichever is the lesser, but the purchase price may not be less than the lesser of ninety percent (90%) of the per Common Share fair market value of the Common Shares as of the Effective Date for the offering or ninety percent (90%) of the per Common Share fair market value of the Common Shares as of the Option Date for the offering.

     The per Common Share fair market value of a Common Share on any date will be the per Common Share closing price of the Common Shares on the Nasdaq National Market ("NASDAQ") on such date or, if no such sales of Common Shares are made on such date, on the next preceding date on which sales of Common Shares were made on NASDAQ. As of the Record Date, the closing price for Common Shares as reported on NASDAQ was $3.85 per Common Share.

     Exercise of Options. An option to purchase Common Shares under the ESPP is exercisable on its Option Date. Each participant in the ESPP automatically and without any act on his or her part is deemed to have exercised his or her option on the Option Date to the extent that the amount in his or her Cash Account on the Option Date is sufficient to purchase whole Common Shares. Fractional Common Shares are not issuable under the ESPP. Any remaining amount credited to a participant's Cash Account that is not sufficient to purchase a whole Common Share remains in the participant's Cash Account for use in the next offering unless withdrawn by the participant. If the aggregate Cash Account balances of all participants on any

Option Date exceeds the amount required to purchase all of the Common Shares subject to options on the Option Date ("Option Shares"), then the Option Shares are allocated pro rata among the participants in the proportion that the number of Option Shares bears to the number of Common Shares that could have been purchased with such aggregate amount if an unlimited number of Common Shares were available for purchase. Any excess balances in the Cash Accounts remains in the Cash Accounts for use in the next offering unless withdrawn by the participants.

     A separate Common Share account for each participant is maintained by the custodian for the ESPP and is credited with the number of Common Shares purchased by the participant on each Option Date, subject to the right of withdrawal of the Common Shares by the participant. Advest Bank is the custodian for the ESPP.

     Transferability of Options. A participant may not assign, transfer, pledge or otherwise dispose of any payroll deductions credited to his or her Cash Account or any of his or her rights with regard to the exercise of an option or to receive Common Shares under the ESPP (except by will or pursuant to the laws of inheritance). Options are exercisable during the participant's lifetime only by the participant. Any attempt by a participant to assign, transfer, pledge or otherwise dispose of his or her interest under the ESPP will be null, void and of no effect.

     Duration and Amendment of the ESPP.  The ESPP will remain in effect until
(i) the purchase by participants of all of the Common Shares subject to the ESPP; or (ii) termination of the ESPP by the Board of Directors of Frontstep, whichever occurs first. Termination of the ESPP will not affect options previously granted under the ESPP.

     The Compensation Committee may at any time make changes in or additions to the ESPP as the Compensation Committee deems advisable. However, except as otherwise provided in the ESPP or under applicable law, and except with respect to changes or additions in order to make the ESPP comply with Section 423 of the Code, the Compensation Committee may not make any changes or additions that would adversely affect options previously granted under the ESPP and may not, without approval of the shareholders of Frontstep, make any changes or additions that would (a) increase the aggregate number of Common Shares subject to the ESPP or that may be subscribed to by an employee, (b) decrease the minimum purchase price for a Common Share, or (c) change any of the provisions of the ESPP relating the eligibility for participation in offerings.

     Administration of the ESPP. The ESPP is administrated by the Compensation Committee, which is appointed by the Board of Directors and that must consist of not less than three (3) members of the Board of Directors. Each member of the Compensation Committee must be an outside director of Frontstep and is not eligible to participate in the ESPP.

     Subject to the provisions of the ESPP and such instructions and limitations as may be established by the Board, the Compensation Committee is vested with the authority to make, administer, interpret and rescind such rules and regulations as it deems necessary to administer the ESPP. Among other things, the Compensation Committee determines the time and terms of offerings under the ESPP. Any determination, decision or action of the Compensation Committee in connection with the construction, interpretation, administration or application of the ESPP is final, binding and conclusive upon all participants and any and all persons claiming under or through any participant. The Compensation Committee may delegate any portion of its authority to administer the ESPP on a day-to-day basis to such officers of Frontstep as it deems appropriate, except with respect to discretionary decisions regarding participation in the ESPP by any executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended. Except as otherwise provided herein, all costs of administration of the ESPP are borne by Frontstep.

     Prior Amendments to the ESPP. On April 24, 1996, the Compensation Committee approved certain amendments to Sections 7, 10 and 14 of the ESPP that permit the payment of accrued interest, if any, on a participating employee's Cash Account upon (i) withdrawal from an Offering by a participating employee,
(ii) the closing of a Cash Account by a participating employee who chooses not to participate in a subsequent Offering or (iii) refund of the proceeds in a participating employee's Cash Account in the event of termination of employment of the participating employee. At Frontstep's Annual Shareholder Meeting held on Novem-ber 11, 1998, the shareholders of Frontstep approved an amendment to Section 6 of the ESPP that permitted "highly compensated employees" (i.e., employees with a base salary in excess of $100,000 per year) to participate in the ESPP. In June 1997, the Compensation Committee appointed Advest Bank to succeed Society National Bank as custodian for the ESPP. The ESPP, including the proposed amendment to Section 4, is included as Appendix B to this Proxy Statement.

     Federal Tax Consequences. The following general descriptions of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to an individual participant who receives an option to purchase Common Shares under the ESPP.

     The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The granting of an option under the ESPP will have no immediate federal income tax consequences to a participant. In addition, a participant will not realize taxable income at the time he or she exercises an option. Generally, a participant will recognize taxable income under the Code only upon the disposition of Common Shares purchased under the ESPP or on the death of the participant if he or she has purchased Common Shares under the ESPP. However, any interest on a participant's accumulated payroll deductions returned to him or her in cash will be taxed as ordinary income. The federal income tax treatment applicable to a disposition of Common Shares purchased under the ESPP is discussed further below.

     Any participant in the ESPP who disposes of Common Shares purchased under the ESPP or any participant who dies while holding Common Shares transferred to him or her pursuant to his or her exercise of an option under the ESPP, will recognize ordinary income in the year of such disposition or death in an amount equal to the lesser of (i) the excess of the fair market value of the Common Shares at disposition or death over the amount actually paid for the Common Shares; or (ii) the excess of the fair market value of the Common Shares at the time the option was granted over the option price. Any remaining gain will be taxed as a capital gain in the year of disposition. If, however, the sales price is less than the purchase price paid by the participant, the participant will recognize a capital loss. If the participant has held the Common Shares acquired upon exercise of his or her option less than one year, the capital gain or loss will be short-term; if the participant has held the Common Shares for one year or more, the capital gain or loss will be long-term.

     Generally, the issuance and exercise of options to purchase Common Shares under the ESPP will not have a taxable effect on the Company; however, in the event of a disposition of Common Shares by a participant, the amount of ordinary income attributable to the participant because of such disposition is deductible by the Company as an employer business deduction in the year of disposition. Dividends credited to a participant's Cash Account will be considered ordinary income. The ESPP is not qualified under Section 401(a) of the Code.

VOTE REQUIRED

     The holder of each Common Share entitled to be voted at the Meeting is entitled to one vote per Common Share on all matters, including the amendment of
Section 4 of the ESPP. The affirmative vote of the holders of not less than a majority of the Common Shares entitled to be voted at the Meeting, present in person or represented by Proxy, is required to approve the proposed amendment to the ESPP. For purposes of determining whether such a majority has been obtained, abstentions mathematically will have the same effect as votes cast against the proposal. Broker non-votes will have no effect in determining whether such a majority has been obtained.

     FRONTSTEP'S BOARD OR DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL
2.

                                   PROPOSAL 3

     APPROVAL OF AN AMENDMENT TO THE FRONTSTEP, INC. 1999 NON-QUALIFIED STOCK OPTION PLAN FOR KEY EMPLOYEES TO INCREASE THE AGGREGATE NUMBER OF COMMON SHARES THAT MAY BE ISSUED UPON EXERCISE OF STOCK OPTIONS GRANTED THEREUNDER FROM 600,000 TO 900,000.

     The Board of Directors has approved, subject to the further approval of the Company's shareholders, an amendment to the Company's 1999 Non-Qualified Stock Option Plan for Key Employees (the "1999 Plan") to increase the aggregate number of Common Shares that may be issued upon exercise of stock options granted under the 1999 Plan from 600,000 to 900,000.

INTRODUCTION

     The 1999 Plan was approved by the Board of Directors on August, 11 1999 and by the shareholders of Frontstep on November 17, 1999. The 1999 Plan provides for the grant of non-qualified stock options from time to time to key employees of Frontstep and its subsidiaries as authorized by the Stock Option Committee, which administers the 1999 Plan.

     Article 3 of the 1999 Plan, as originally adopted, provides that 600,000 Common Shares of the Company shall be reserved for the purpose of granting options under the 1999 Plan.

     The Board of Directors has determined that it would be in the best interests of Frontstep to amend Article 3 of the 1999 Plan to increase the number of Common Shares reserved for issuance from 600,000 to 900,000. As proposed, Article 3 of the Plan would be amended to read as set forth in Appendix C.

     The principle features of the 1999 Plan are discussed below; provided, however, that the following description is qualified in its entirety by reference to the 1999 Plan, including the proposed amendment, attached as Appendix C to this Proxy Statement.

SUMMARY OF THE PLAN

     Purpose of the Plan. The purposes of the 1999 Plan are to obtain and retain the services of key employees of Frontstep and/or its subsidiaries, to encourage and reward efficient and profitable operation of Frontstep and to promote the development of the business of Frontstep by offering key employees of Frontstep and/or its subsidiaries the opportunity to acquire and increase their proprietary interest in the success of Frontstep.

     The 1999 Plan is administered by the Stock Option Committee of the Frontstep Board of Directors. Under the terms of the 1999 Plan, the Stock Option Committee must consist of at least two or more directors. The Board of Directors may from time to time appoint members of the Stock Option Committee in substitution for or in addition to members previously appointed. Each member of the Stock Option Committee must qualify to administer the 1999 Plan as contemplated by Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Stock Option Committee has the sole authority to construe and interpret the 1999 Plan, to make, amend or rescind rules and regulations relating to the implementation of the 1999 Plan, to select participants, to establish the terms and conditions of options and to grant options. The Stock Option Committee also may delegate its responsibilities to others, except with respect to the selection for participation of and the granting of options under the 1999 Plan to persons subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended. Any determination, decision or action of the Stock Option Committee in connection with the construction, interpretation, administration or application of the 1999 Plan is final, conclusive and binding upon all participants and any person validly claiming under or through the participants.

     No action of the Stock Option Committee or of an officer of Frontstep in carrying the Stock Option Committee's determinations into effect is binding on Frontstep or creates any obligation of Frontstep unless and until Frontstep enters into a written and definitive contract with the proposed participant in respect of an option for the purchase of Common Shares. In addition, no such contract obligates Frontstep to any person other than the participant who is a party to the contract and other persons who are expressly named or provided for in such contract

     Eligibility. Under the 1999 Plan, options may be granted only to those key employees who may from time to time be designated by the Stock Option Committee. As defined in the 1999 Plan, a key employee is an employee of Frontstep or one or more of its subsidiaries who, in the opinion of the Stock Option Committee, has demonstrated a capacity for contributing in a substantial measure to the success of Frontstep. Directors who are not also key employees of Frontstep are not eligible to participate in the 1999 Plan. The selection of recipients of and the nature and size of awards granted under the 1999 Plan are wholly within the discretion of the Stock Option Committee. Frontstep estimates that approximately 175 employees presently participate in the 1999 Plan.

     Under the provisions of the 1999 Plan, the Stock Option Committee may designate persons other than members of the Stock Option Committee to carry out its responsibilities under the 1999 Plan, subject to such conditions and limitations prescribed by the Stock Option Committee. However, the Stock Option Committee may not delegate its authority with respect to the selection of and the grant of options under the 1999 Plan to persons who are subject to Sections 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended. The Stock Option Committee has delegated such authority to Lawrence J. Fox, Chairman of the Board of Frontstep.

     There is no limit on the number of Common Shares in respect of which awards may be granted to or exercised by any person. Therefore, the dollar value and amount of awards are not determinable at this time.

     Common Shares Available. Currently, pursuant to the terms of the 1999 Plan, the Board of Directors has reserved 600,000 authorized but unissued Common Shares for the purpose of granting options under the 1999 Plan. As of June 30, 2001, there were outstanding options covering 523,550 Common Shares granted under the 1999 Plan. If there is a change in the outstanding Common Shares, the Stock Option Committee, upon advice from accountants or counsel, will make appropriate adjustments in the number of Common Shares and the prices per Common Share subject to outstanding options and the number of Common Shares reserved for options. If any option that has been granted under the 1999 Plan terminates, the Common Shares covered by the option and not purchased under the option may again be subject to an option under the 1999 Plan.

     Option Price and Vesting. The option price in each case may not be less than 100% of the "Fair Market Value" of the Common Shares at the time the option is granted. As defined in the 1999 Plan, the Fair Market Value is determined by averaging the highest and lowest prices of the Common Shares as they are reported on NASDAQ on the date on which the option is granted. If the Common Shares were not traded on that day, then the next preceding day on which the Common Shares were traded is used to determine the option price. As of the Record Date, the closing price for Frontstep's Common Shares as reported on NASDAQ was $3.85 per Common Share and based on such closing price, the market value of the Common Shares underlying the additional 300,000 options being authorized hereby would be $1,155,000.

     The Stock Option Committee may determine at the time of grant, and any time thereafter, the terms under which options will vest and become exercisable.

     Exercise of Options. Stock options are exercisable only upon giving Frontstep notice in writing, in a form as may from time to time be specified by the Stock Option Committee. The notice must state the number of Common Shares subject to the option being exercised. The notice also must be accompanied by a check or cash in full payment of all Common Shares in respect of which the option is being exercised. Frontstep has a reasonable time after receipt of the notice to make delivery of the certificates for the Common Shares in respect of which an option is exercised. An option may be exercised not later than ten (10) years from the date on which the option is granted, but options under the 1999 Plan expire within ninety (90) days after a participant ceases to be an employee of Frontstep and/or its subsidiary for any reason.

     Transferability of Options. No option granted under the 1999 Plan, and no right or interest in an option, is transferable by a participant except by will or the laws of descent and distribution. An option may not be exercised during the lifetime of a participant except by the participant or by the participant's guardian or legal representative.

     Duration, Amendment and Termination. The term of each option is fixed by the Stock Option Committee, but in no event may any option permit the purchase of Common Shares under the option after the tenth anniversary of the date on which the option is granted. Frontstep, by action of the Board of Directors, may amend, modify or terminate the 1999 Plan at any time; provided, however, that shareholder approval is required to increase the total number of Common Shares subject to options under the 1999 Plan, to increase materially the benefits under the 1999 Plan or to modify materially the requirements as to eligibility.

FEDERAL INCOME TAX CONSEQUENCES

     The following general discussion of federal income tax consequences is based upon current statutes, regulations and interpretations. This discussion is not intended to address specific tax consequences applicable to an individual participant who receives options under the 1999 Plan.

     An optionee will not recognize any taxable income at the time a non-qualified stock option is granted, and Frontstep will not be entitled to a federal income tax deduction at that time. Taxable ordinary income will be recognized by the holder of an option granted under the 1999 Plan at the time that the holder exercises the option in an amount equal to the excess of the fair market value of the Common Shares purchased at the time of such exercise over the aggregate option price. Frontstep will be entitled to a corresponding federal income tax deduction. At the time an option is exercised, Frontstep is required to withhold applicable employment taxes from other wages paid by Frontstep to the participant in order to satisfy Frontstep's tax withholding obligations. Upon a subsequent sale of the Common Shares, the optionee generally will recognize a taxable capital gain or loss based on the difference between the per Common Share fair market value at the time of exercise and the per Common Share selling price. Such capital gain or loss will be a long-term gain or loss if the sale or disposition occurs one year or more after the date of exercise.

VOTE REQUIRED

     The holder of each Common Share entitled to be voted at the Meeting is entitled to one vote per Common Share on all matters, including the amendment of
Article 3 of the 1999 Plan. The affirmative vote of the holders of not less than a majority of the Common Shares entitled to be voted at the Meeting, present in person or represented by Proxy, is required to approve the proposed amendment to the 1999 Plan. For purposes of determining whether such a majority has been obtained, abstentions mathematically will have the same effect as votes cast against the proposal. Broker non-votes will have no effect in determining whether such a majority has been obtained.

     FRONTSTEP'S BOARD OR DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL
3.

                              INDEPENDENT AUDITORS

     On November 8, 2000, Frontstep engaged the international firm of KPMG LLP to serve as the new principal auditor of the books and accounts of Frontstep and its subsidiaries for the fiscal year ending June 30, 2001. Consequently, Ernst & Young LLP was dismissed as Frontstep's principal auditor as of November 8, 2000. The decision to engage KPMG and dismiss Ernst & Young was approved by the Audit Committee and the Board of Directors.

     Ernst & Young's reports on Frontstep's and its subsidiaries' financial statements for the last two fiscal years did not contain an adverse opinion, a disclaimer of opinion or a modification or qualification as to uncertainty, audit scope or accounting principles. During Frontstep's two fiscal years ended June 30, 2000 and June 30, 1999, and for the interim period from July 1, 2000 to November 8, 2000, there was no disagreement with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in connection with their report. There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) during Frontstep's two most recent fiscal years and for the period from June 30, 2000 to November 8, 2000.

     During Frontstep's two fiscal years ended June 30, 2000 and June 30 1999, and for the period from June 30, 2000 to November 8, 2000, Frontstep did not consult with KPMG regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, (2) the type of audit opinion that might be rendered by KPMG or (3) any matter that was the subject of a disagreement (as defined in

Regulation S-K, Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

     KPMG has advised Frontstep that neither KPMG nor any of its partners has any direct or material indirect financial interest in Frontstep or any of its subsidiaries. It is expected that representatives of KPMG will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     Audit fees billed by KPMG for the audit of Frontstep's annual financial statements the fiscal year ended June 30, 2001 and the reviews of the financial statements included in Frontstep's quarterly reports for that fiscal year totaled $115,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Frontstep did not engage KPMG to provide advice regarding financial information systems design and implementation during the fiscal year ended June 30, 2001.

ALL OTHER FEES

     Fees billed to Frontstep by KPMG during the fiscal year ended June 30, 2001 for all other, non-audit services rendered to Frontstep, including tax return preparation and tax planning, totaled $188,172.

     The Audit Committee has considered whether the provision of the services covered by the fees described under the caption "All Other Fees" is compatible with maintaining KPMG's independence.

                                 ANNUAL REPORT

     The 2001 Frontstep Annual Report to Shareholders, which includes consolidated financial statements for Frontstep and its subsidiaries, accompanies this Proxy Statement. Frontstep will provide, without charge, to any person solicited (upon written or oral request of such person), a copy of Frontstep's Annual Report on Form 10-K for its 2001 fiscal year, including the financial statements and the financial statement schedules thereto, required to be filed with the Commission. Such request should be addressed to Daniel P. Buettin, Secretary, Frontstep, Inc., 2800 Corporate Exchange Drive, Suite 400, Columbus, Ohio 43231, (614) 523-7000.

                                 OTHER MATTERS

     Pursuant to applicable rules of the Commission, the enclosed form of Proxy may confer discretionary voting authority with respect to any other matter raised at the Annual Meeting, if Frontstep did not receive notice of such matter by August 27, 2001. Frontstep has not received notice of any other matters to be brought before the Annual Meeting. Accordingly, the persons named as proxies in the enclosed form of Proxy intend to vote the Shares represented thereby in their discretion, as the Board of Directors may recommend, on any other matter properly raised at the Annual Meeting.

     The enclosed Proxy is being solicited by the Board of Directors of Frontstep, and Frontstep will bear the cost of solicitation of Proxies. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of Frontstep, personally or by telephone, telegraph, facsimile or other communication methods. In addition, Frontstep has retained the services of Morrow & Co., Inc. to assist in its Proxy solicitation efforts at an estimated fee of $5,000 plus reasonable expenses. Fifth Third Bank, the share transfer agent for Frontstep, may conduct proxy solicitations on behalf of Frontstep and receive reimbursement for reasonable out-of-pocket expenses.

SHAREHOLDER PROPOSALS

     Any qualified shareholder of Frontstep who intends to submit a proposal to Frontstep shareholders at the 2002 annual meeting of shareholders must submit such proposal to Frontstep not later than June 3, 2002 to be considered for inclusion in Frontstep's Proxy Statement and form of Proxy relating to that meeting.

     If a shareholder intends to present a proposal at the 2002 annual meeting of shareholders, but has not sought the inclusion of such proposal in Frontstep's proxy statement and form of proxy, such proposal must be received by Frontstep at its corporate offices prior to August 17, 2002, or Frontstep's management proxies for the 2002 annual meeting will be entitled to use their discretionary voting authority if such proposal is presented at that Annual Meeting, without any discussion of the matter in the Company's proxy statement or form of proxy.

                                          By Order of the Board of Directors

                                          /s/ Stephen A. Sasser
                                          STEPHEN A. SASSER,
                                          President and Chief Executive Officer

Dated: October 1, 2001

                                                                      APPENDIX A

                                FRONTSTEP, INC.

                            AUDIT COMMITTEE CHARTER

                             (ADOPTED MAY 17, 2000)

ORGANIZATION

     This Charter governs the operations of the Audit Committee of Frontstep, Inc. (fka Symix Systems, Inc.), an Ohio corporation (the "Company"). The Audit Committee shall review and reassess the charter at least annually. The Audit Committee shall be appointed by the Company's Board of Directors and shall be comprised of at least three directors, each of whom is independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, or which would constitute a relationship proscribed by the applicable rules of The Nasdaq Stock Market, Inc. All Audit Committee members shall be financially literate (or shall become financially literate within a reasonable period of time following appointment to the Audit Committee), and at least one member of the Audit Committee shall have accounting or related financial management expertise. Satisfaction of these financial literacy and experience requirements shall be determined in accordance with the applicable rules of The Nasdaq Stock Market, Inc.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Company's Board of Directors in fulfilling its oversight responsibility to the Company's shareholders and potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the Company's legal compliance and ethics programs as established by management of the Board of Directors of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Audit Committee, the Company's independent auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, the Company's independent auditors, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors of the Company and to report the results of those activities to such Board. Management is responsible for preparing the Company's financial statements, and the Company's independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

     The following shall be the principal recurring process of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide, with the understanding that the Audit Committee may revise or supplement them as appropriate.

     - The Audit Committee shall have a clear understanding with management and the Company's independent auditors that the Company's independent auditors are ultimately accountable to the Company's Board of Directors and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee shall have the authority and responsibility to evaluate and, where appropriate, to replace the Company's independent auditors. The Audit Committee shall be responsible for ensuring that the Company's independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the Company's independent auditors and the Company, consistent with Independence Standards Board Standard 1, as such standard may be modified or supplemented from time to time. The Audit Committee also shall be responsible for actively engaging in a dialogue with the Company's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Company's independent auditors and for taking, or recommending that the full Board of Directors of the Company take, appropriate action to oversee the independence of the Company's independent auditors. Annually, the Audit Committee shall review and recommend to the Board of Directors of the Company the selection of the Company's independent auditors.

     - The Audit Committee shall discuss with the Company's independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. Also, the Audit Committee shall discuss with management and the Company's independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the Audit Committee shall meet separately with the Company's independent auditors, with and without management present, to discuss the results of their examinations.

     - The Audit Committee shall review the interim financial statement with management and the Company's independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the Company's independent auditors under generally accepted auditing standards, including Statements on Audit Standards No. 61 and 71, as those statements may be modified or supplemented from time to time. The chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     - The Audit Committee shall review with management and the Company's independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including the Company's independent auditor's judgment about the quality, not just the acceptability, of the Company's accounting principles, the consistency of the Company's accounting policies and their application, the reasonableness of significant judgments, the clarity and completeness of the disclosures in the Company's financial statements and any other matters required to be discussed with the Company's independent auditors by Statement of Auditing Standards No. 61, as that statement may be modified or supplemented from time to time. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the Company's independent auditors under generally accepted auditing standards.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the Company's independent auditors or to assure compliance with laws and regulations.

                                                                      APPENDIX B

                                FRONTSTEP, INC.
                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose of the Plan. The purpose of the Frontstep, Inc. Amended and Restated Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of Frontstep, Inc. (fka Symix Systems, Inc.) (the "Company") and/or its subsidiaries with an opportunity to acquire an equity interest in the Company through the purchase of common shares of the Company ("Common Shares"), and thus develop an incentive to remain with the Company and/or its subsidiaries, and to provide a means for employees to share in the future success of the Company. The proceeds from the Plan will provide additional capital for the Company, which will be used for general corporate purposes. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan is to be construed accordingly.

     2. Administration. The Plan shall be administered by the Compensation Committee (the "Committee") consisting of not less than three members who shall be appointed by, and shall serve at the pleasure of, the Board of Directors of the Company. Each member of the Committee must be an outside director of the Company and shall not be eligible to participate in the Plan. Subject to express provisions of the Plan and to such instructions and limitations as the Board of Directors of the Company may establish from time to time, the Committee shall have the authority to prescribe, amend and rescind rules and regulations relating to the Plan. The Committee may interpret the Plan and may correct any defect or supply any omission or reconcile any inconsistency in the Plan to the extent necessary for the effective operation of the plan. Any determination, decision or action taken by the Committee on the matters referred to in this paragraph shall be conclusive.

     The Committee may delegate any portion of its authority to administer the Plan on a day-to-day basis to such officers of the Company as it may deem appropriate; provided that any discretionary decisions with respect to participation in the Plan by any executive officers or other persons subject to
Section 16 of the Securities Exchange Act may be made only by the Committee.

     3. Effectiveness of the Plan. The Plan shall become effective on March 1, 1996.

     4. Shares Subject to the Plan. Subject to adjustment as provided in Paragraph 17 herein, not more than 400,000 Common Shares of the Company shall be offered under the Plan. The Common Shares subject to the Plan may be authorized and unissued Common Shares or previously issued Common Shares acquired by the Company and held as treasury shares.

     5. Offerings under the Plan. After the Plan has become effective, one or more "Offerings", as determined by the Committee, may be made to eligible employees to purchase Common Shares subject to the Plan. The Offerings may be consecutive or concurrent as determined by the Committee. With respect to each Offering, the Committee shall specify an Offering Period and the maximum number of Common Shares that may be purchased under the Offering. The Offering Period shall not exceed twelve (12) months. Common Shares not sold under one Offering may be offered again in any subsequent Offering.

     The first business day of the month designated by the Committee as the start of the Offering Period applicable to an Offering shall be the "Effective Date" of such Offering under the Plan.

     6. Eligibility. Subject to the terms of this Plan, any employee of the Company (and any employee of any subsidiary of the Company which from time to time may be designated by the Committee for inclusion in an Offering under the Plan under Paragraph 20 hereof) who is employed by the Company at the Effective Date of an Offering, and who is or will be customarily employed for more than twenty (20) hours per week and for more than five (5) months per year, may participate in Offerings under the Plan, with the exception that all 5% shareholder employees and all directors and officers of the Company are not eligible to participate in the Offerings under the Plan. For purposes of the Plan, a "5% shareholder employee" is an employee of the

Company or a subsidiary of the Company who owns greater than 5% of the total combined voting power or value of all classes of shares of the Company or a subsidiary of the Company.

     Nothing contained herein and no rules and regulations prescribed by the Committee shall permit or deny participation in any Offering contrary to the requirements of the Code (including, without limitation, Sections 423(b)(3), 423(b)(4) and 423(b)(8) thereof).

     Nothing contained herein and no rules and regulations prescribed by the Committee shall permit any employee to be granted an Option under the Plan:

     (a) If, immediately after such Option is granted, such employee would own, and/or hold outstanding options or rights to purchase, shares of the Company or of any subsidiary of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or such subsidiary; or

     (b) Which permits an employee's rights to purchase Common Shares under all employee stock purchase plans of the Company and of its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00) of fair market value of Common Shares (determined as of the date such right is granted) for each calendar year in which such right is outstanding at any time.

     For the purpose of clause 6(a) above, the provisions of Section 424(d) of the Code shall apply in determining the stock ownership of each employee. For the purpose of Clause (b) above, the provisions of Section 423(b)(8) of the Code shall apply in determining whether an employee's Options and other rights are permitted to accrue at a rate in excess of the permitted rate.

     7. Participation in Offerings. Except as may be otherwise provided for herein, each employee who is eligible for and elects to participate in an Offering shall be granted Options for as many full Common Shares as he may elect to purchase during that Offering, to be paid by payroll deductions during such period; provided, however, that the amount elected must be in whole dollars or percentages, the minimum deductions of an employee shall not be at a rate less than Twenty Dollars ($20.00) per month and the maximum deductions shall not be at a rate exceeding ten percent (10%) of the base salary of an employee. Subject to this Paragraph 7, all such eligible employees shall be granted the same rights and privileges under each such Offering.

     The "Annual Enrollment Date" for any Offering shall be the Effective Date. In order to participate in the Offering an eligible employee must enroll by completing and forwarding (i) an "Enrollment/Change Form" to the Committee at least twenty (20) days prior to the Annual Enrollment Date and (ii) an "Authorization for Payroll Deductions" form to the appropriate payroll location at least twenty (20) days prior to the Annual Enrollment Date for the Offering; provided, however, that an eligible employee hired during the twenty (20) day period prior to the Annual Enrollment Date may participate in the Plan by filing an Enrollment/ Change Form and Authorization for Payroll Deductions form on or before such Annual Enrollment Date. Notwithstanding any provision contained herein, for the initial Annual Enrollment Date for the Plan, the Enrollment/Change Form and the Authorization for Payroll Deductions form must be completed and forwarded prior to March 9, 1996, unless extended by the officers of the Company. The Authorization for Payroll Deductions form will authorize a regular payroll deduction from that employee's compensation during the Offering Period applicable to that Offering, commencing with the Annual Enrollment Date following timely receipt of such authorization. Payroll deductions may not be retroactive.

     The amounts withheld through such payroll deductions shall be credited to each Participant's cash account (the "Cash Account"). The withholdings for each calendar month from compensation of a Participant shall be made on a date or dates specified by the Company (the "payroll deduction date(s)"). Such amounts will be delivered to a custodian for the Plan selected by the Company (the "Custodian") and held pending the purchase of Common Shares as described in Paragraph 10 hereof.

     Subject to the other limitations of this Paragraph 7, a Participant may, by written notice to the Company at least twenty (20) days prior to any payroll deduction date, increase or decrease the amount of his payroll deduction as of such payroll deduction date; provided, however, that a Participant's payroll deduction may be changed only twice during any Offering.

     Notwithstanding the foregoing, a Participant may by written notice to the Company at least twenty (20) days prior to any payroll deduction date discontinue payroll deductions as of such payroll deduction date. Payroll deductions may not thereafter be resumed until the next Annual Enrollment Date.

     A Participant may withdraw from the Offering entirely at any time prior to the Option Date (as defined in Paragraph 8) for the Offering by delivering a "Withdrawal Notice" to the Company. If such notice is received by the Company at least twenty (20) business days prior to the Option Date, the Participant's Cash Account balance will not be used to purchase Common Shares on the Option Date. Instead, the portion of the Cash Account equal to the Participant's payroll deductions under the Plan during the Offering Period will be refunded to the Participant without interest (notwithstanding the provisions of Paragraph 9). The Participant will not be eligible to re-enroll in that Offering, but may resume participation on the Annual Enrollment Date for the next Offering. In addition, the Committee may impose such other restrictions on the right to withdraw from Offerings as it may deem appropriate.

     8. Grant of Options. Options to purchase Common Shares shall be granted to Participants who elect to participate in an Offering. Such Options may be exercised on the last business day of the Offering (each such last business day is referred to herein as an "Option Date"). The number of Common Shares subject to Options on each Option Date shall not exceed the number of shares authorized for issuance during the applicable Offering. Options granted for each Offering shall terminate following the close of business on the Option Date for the Offering to the extent such Options are not exercised on such Option Date.

     9. Interest on Cash Accounts. The payroll deductions and other funds held in Participants' Cash Accounts shall bear interest at a rate as may be agreed upon by the Company and the Custodian.

     10. Purchase Price and Exercise of Options. The purchase price for a Common Share under each Offering shall be determined by the Committee prior to the Effective Date of each Offering and shall be stated as a percentage of the fair market value of a Common Share on either the Option Date or the Effective Date, whichever is the lesser, but the purchase price shall not be less than the lesser of ninety percent (90%) of the per share fair market value of the Common Shares as of the Effective Date for the Offering or ninety percent (90%) of the per share fair market value of the Common Shares as of the Option Date for the Offering.

     The fair market value of a Common Share on any date shall be the closing price per share of the Common Shares on the NASDAQ National Market System or on any national stock exchange on such date or, if no such sales of Common Shares are made on such date, on the next preceding date on which sales of Common Shares were made on NASDAQ or on any national stock exchange.

     Each Option shall be exercised on the Option Date with respect to such Option. Each Participant automatically and without any act on his part will be deemed to have exercised an Option on each Option Date to the extent that the amount in his Cash Account on such Option Date is sufficient to purchase whole Common Shares on the Option Date. Fractional Common Shares will not be issued under the Plan. Any remaining amount credited to a Participant's Cash Account which is not sufficient to purchase a whole Common Share shall remain in such Participant's Cash Account for use in the next Offering unless withdrawn by the Participant.

     The Company shall deliver to the Custodian as soon as practicable after each Option Date a certificate for the total number of whole Common Shares purchased by all Participants on such Option Date. If the aggregate Cash Account balances of all Participants on any Option Date exceeds the amount required to purchase all of the Common Shares subject to Options on that Option Date, then the Option Shares (as defined in Paragraph 18 hereof), shall be allocated as provided in Paragraph 18 hereof.

     The Custodian shall establish and maintain a separate share account for each Participant (a "Share Account"), which shall be credited with the number of whole Common Shares purchased on each Option Date by each Participant. A Participant may withdraw the Common Shares credited to his Share Account on a first-in-first-out basis by written notice to the Custodian at least twenty (20) days prior to an Annual Enrollment Date. A Participant may withdraw all or a portion of the Common Shares which were credited to his Share Account on or prior to the Option Date immediately preceding such Annual Enrollment Date. A Participant will be charged a fee by the Custodian for each such withdrawal. The amount of such fee shall be as agreed from time to time by the Custodian and the Company. The initial fee shall be $5.00 per withdrawal. The Custodian shall deliver to such Participant a share certificate issued in his name for the number of whole Common Shares he wishes to withdraw from his Share Account. At least annually, there shall be delivered to each Participant a statement of his Share Account showing the number of Common Shares purchased during the preceding twelve months (or lesser period of existence of the Offering), the Option prices paid for the Common Shares, the dates of purchase of the Common Shares, and the amount to be included in the ordinary income of the Participant at such time as the Common Shares are sold, as prescribed by Section 423(c) of the Code.

     Society National Bank, N.A. shall be the initial Custodian. The Company may remove any Custodian, and any Custodian may resign, upon 60 days' notice in writing to the other party, as the case may be. Any successor Custodian shall be appointed by the Company. The Company shall pay all fees and costs of the Custodian as agreed between the Company and the Custodian from time to time, except for the withdrawal fees payable by Participants as described above.

     The Company may, at any time after the end of an Offering Period, close the Cash Accounts of employees not participating in another Offering under the Plan, in which case any balance in such Cash Accounts which constitutes the Participants' payroll deductions will be refunded to the employees without interest. Any balance remaining in the Cash Account of a Participant after the end of an Offering Period shall remain in the Participant's Cash Account for use in the next Offering.

     The Company may, at any time after the end of an Offering Period, close the Share Accounts related to such Offering, in which case the Custodian shall deliver to each Participant in that Offering a share certificate issued in his name for the number of whole Common Shares credited to his Share Account, without charging a withdrawal fee.

     11. Registration of Certificates. Common Shares withdrawn by Participants will be registered, and share certificates therefor will be issued, only in the name of the Participant.

     12. Rights as Shareholders. With respect to Common Shares subject to an Option, pending exercise of such Option, the Participant shall not be deemed to be a shareholder and shall not have any of the rights or privileges of a shareholder. A Participant who has exercised an Option shall have the rights and privileges of a shareholder immediately following such exercise.

     13. Use of Plan Funds. Subject to Paragraph 10 hereof, all amounts received by the Company upon exercise of Options granted under the Plan may be used for any corporate purpose or purposes of the Company.

     14. Termination of Employment. If the employment of a Participant terminates for any reason, including death, disability, retirement or other cause, his participation in the Plan automatically and without any act on his part shall terminate as of the date of termination of his employment. As soon as practicable following the Participant's termination of employment, the Company shall refund to such Participant (or beneficiary, in the case of the Participant's death) any amount in his Cash Account which constitutes payroll deductions without interest and the Custodian shall deliver to such Participant a share certificate issued in his name for the number of whole Common Shares credited to his Share Account through prior Offerings.

     15. Restriction upon Assignment. Options granted to a Participant under the Plan shall not be transferable (including pledge or hypothecation), and shall be exercisable during the Participant's lifetime only by the Participant. The Company shall not recognize and shall be under no duty to recognize assignment or purported assignment by a Participant of his Options or of any rights under his Options.

     16. Government Regulations. The Company's obligation to issue, sell or deliver any Common Shares under this Plan is subject to all applicable laws and regulations and to the approval of any governmental or regulatory authority required in connection with the issuance, sale or delivery of such Common Shares. The Company shall not be required to issue, sell or deliver any Common Shares under this Plan prior to (a) the approval of such Common Shares for quotation on NASDAQ as National Market Systems Securities or for listing on any national stock exchange, and (b) the completion of any registration or other qualification of such

Common Shares under any state or Federal law or any ruling or regulation of any governmental or regulatory authority which the Company in its sole discretion shall determine to be necessary or advisable.

     17. Adjustment of Shares upon Changes in Capitalization. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Shares, by reason of a dividend payable in Common Shares, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, appropriate adjustments shall be made to the aggregate number and class of shares subject to the Plan, the number and class of shares subject to outstanding subscription rights, the purchase price per share (in the case of shares subject to outstanding subscription rights), and the number and class of shares which may be subscribed to by any one employee, and such other adjustments shall be made as may be deemed equitable by the Committee.

     18. Proportionate Distribution. If the aggregate Cash Account balances of all Participants on any Option Date exceeds the amount required to purchase all of the Common Shares subject to Options on that Option Date ("Option Shares"), then the Option Shares shall be allocated pro rata among the Participants in the proportion that the number of Option Shares bears to the number of Common Shares that could have been purchased with such aggregate amount available, if an unlimited number of Common Shares were available for purchase; provided, however, that no reduction shall prohibit any employee participating in that Offering from purchasing at least five (5) full Common Shares during the course of the Offering. Any balances remaining in Participants' Cash Accounts due to over subscription will remain in the Participants' Cash Accounts for use in the next Offering unless withdrawn by the Participant.

     19. Dividend Reinvestment. All cash dividends paid, if any, with respect to the Common Shares credited to a Participant's Share Account shall be added to the Participant's Cash Account and thereby shall be applied to exercise Options to purchase whole Common Shares on the Option Date next succeeding the date such cash dividends are paid by the Company. An election to leave Common Shares with the Custodian shall constitute an election to apply the cash dividends with respect to such shares to the exercise of Options hereunder. Common Shares so purchased shall be applied to the shares credited to each Participant's Share Account.

     20. Designation of Subsidiaries for Inclusion in Offerings. At any time and from time to time the Committee may designate for inclusion in an Offering under the Plan any corporation which, on the Effective Date of that Offering, is a subsidiary (as defined in Section 424(f) of the Code) of the Company.

     21. Amendment of the Plan. To the extent permitted by law, the Committee may at any time and from time to time make such changes in the Plan and additions to it as the Committee deems advisable; provided, however, that, except as provided in Paragraphs 17, 18 and 20 hereof, and except with respect to changes or additions in order to make the Plan comply with Section 423 of the Code, the Committee may not make any changes or additions which would adversely affect subscription rights or Options previously granted under the Plan and may not, without approval of the shareholders of the Company, make any changes or additions which would (a) increase the aggregate number of Common Shares subject to the Plan or which may be subscribed to by an employee, (b) decrease the minimum purchase price for a Common Share, or (c) change any of the provisions of the Plan relating to eligibility for participation in Offerings.

     22. Duration and Termination of the Plan. The Plan shall terminate upon the earlier to occur of the following two events:

     (a) The purchase by employees of all of the Common Shares subject to the Plan; or

     (b) The termination of the Plan by the Board of Directors of the Company.

     In addition, if the Plan is not approved by the Company's Shareholders prior to December 30, 1996, the Plan will automatically terminate, and each Participant will receive a refund of the amounts credited to his Cash Account.

     No termination of the Plan shall affect Options or subscription rights previously granted under this Plan.

                                                                      APPENDIX C

                                FRONTSTEP, INC.
                              AMENDED AND RESTATED
                                      1999
                        NON-QUALIFIED STOCK OPTION PLAN
                                      FOR
                                 KEY EMPLOYEES

                                  ARTICLE ONE
                                    PURPOSE

     The purpose of this Frontstep, Inc. Amended and Restated 1999 Non-Qualified Stock Option Plan (the "Plan") is to secure the benefits which accrue from a program of offering to the Key Employees of Frontstep, Inc. (fka Symix Systems, Inc.) (the "Company") and any Subsidiary the opportunity to acquire and increase their proprietary interest in the success of the Company and thereby to attain the objectives of this Plan which are:

     (1) To obtain and retain the services of Participants;

     (2) To encourage and reward efficient and profitable operation; and

     (3) To promote the development of the business of the Company.

                                  ARTICLE TWO
                                  DEFINITIONS

     For purposes of the Plan, the following terms when capitalized shall have the meaning designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine, and the singular shall include the plural.

     (a) "Board of Directors" shall mean the Board of Directors of the Company.

     (b) "Committee" shall be the Committee of the Board of Directors, whose membership shall be determined as provided under Article Four, appointed to administer the Plan.

     (c) "Common Shares" shall mean the common shares, no par value, of the Company.

     (d) "Company" shall mean Frontstep, Inc. (fka Symix Systems, Inc.)

     (e) "Director" shall mean a member of the Board of Directors of the Company.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

     (g) "Fair Market Value" on a particular day shall mean the average of the highest and lowest prices of the Common Shares, as reported on the NASDAQ National Market System on a particular day, or, if Common Shares were not traded on such date, on the next preceding day on which Common Shares were traded.

     (h) "Key Employees" shall mean employees of the Company or a Subsidiary who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial measure to the success of the Company.

     (i) "Participant" shall mean a Key Employee selected by the Committee to receive stock options under the Plan.

     (j) "Plan" shall mean the Frontstep, Inc. 1999 Non-Qualified Stock Option Plan as herein set forth.

     (k) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (l) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of any options under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                 ARTICLE THREE
                           SHARES SUBJECT TO THE PLAN

     Nine Hundred Thousand (900,000) of the Company's authorized but unissued Common Shares shall be reserved by the Board of Directors for the purpose of granting options under the Plan to Key Employees, in each case at a price of not less than one hundred percent of the Fair Market Value of such Common Shares at the time of the granting of an option and upon such other terms and conditions as the Committee might impose. In the event that options granted under the Plan shall terminate, any Common Shares covered thereby and not purchased thereunder may again be the subject of an option under the Plan.

                                  ARTICLE FOUR
                                 ADMINISTRATION

     The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall consist of two or more Directors, as the Board of Directors may determine, provided each member of the Committee shall qualify to administer the Plan as contemplated by Rule l6b-3 of the Exchange Act. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed. Subject to the express provisions of the Plan, the Committee may determine the individuals to whom and the time or times at which options shall be granted, the number of Common Shares to be subject to each option, the period of each option, the vested rights of each Participant in his options (including the vesting schedule and acceleration of exercise of such options) and other terms and conditions thereof and shall report its determination to the Board of Directors. The proper officers of the Company shall carry such determination into effect, but no action of the Committee or of an officer of the Company shall bind or become binding upon the Company or create any obligation of the Company whatsoever unless and until the Company shall have entered into a written and definitive contract with a proposed Participant in respect of an option for the purchase of Common Shares and no such contract shall obligate the Company to any person other than the Participant who is a party to such written contract and to such persons, if any, as shall be expressly named or provided for in such written contract. The Committee is authorized to construe and interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for, participation of and the granting of options to persons subject to Section 16(a) and 16(b) of the Exchange Act. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through Participants.

                                  ARTICLE FIVE
                                  ELIGIBILITY

     Options may be granted only to those Key Employees as may from time to time be designated by the Committee. Neither the provisions of the Plan nor its adoption by the Board of Directors shall be deemed to give any person a contractual or other right to receive an option under the Plan.

                                  ARTICLE SIX
                                  OPTION PRICE

     The purchase price pursuant to which Common Shares may be purchased under each option granted hereunder shall be fixed by the Committee, but such purchase price shall in no event be less than one hundred percent (100%) of the Fair Market Value of the Common Shares on the date on which the option is granted.

                                 ARTICLE SEVEN
                                 TERM OF OPTION

     The term of each option shall be fixed by the Committee, but in no event shall any option permit the purchase of Common Shares thereunder after the tenth
(10th) anniversary of the date on which the option is granted.

                                 ARTICLE EIGHT
                               EXERCISE OF OPTION

     Subject to the provisions of the written option agreement pursuant to which it is granted, an option may be exercised by giving to the Company notice in writing (in such form as may from time to time be specified by the Committee) stating the number of Common Shares subject to the option in respect of which it is being exercised, accompanied by a check or cash in full payment of all Common Shares in respect of which the option is being exercised. Each such notice of exercise of an option shall be delivered to the Chief Financial Officer of the Company. The Company shall have a reasonable time after receipt of any such notice in which to make delivery of share certificates for the Common Shares in respect of which an option is exercised.

                                  ARTICLE NINE
                             TERMINATION OF SERVICE

     In case a Participant shall cease to be a Key Employee for any reason, within ninety (90) days next succeeding such termination, but not later than ten
(10) years from the date of grant of the option, the Participant (or the executor or administrator of his estate) may exercise such option rights as he then has under this Plan. Options not exercised within the period set forth in the preceding sentence shall thereupon expire and shall not be exercisable thereafter.

                                  ARTICLE TEN
                         NON-TRANSFERABILITY OF OPTION

     No option granted under this Plan shall be transferable otherwise than by will or the laws of descent and distribution and an option may not be exercised during the lifetime of a Participant except by him or by his guardian or legal representative.

                                 ARTICLE ELEVEN
                                  ADJUSTMENTS

     In the event of any change in the outstanding Common Shares by stock dividend, stock split, stock combination, reclassification, recapitalization, merger, reorganization or other change in the Common Shares, the Committee, upon the advice of accountants and counsel for the Company, shall determine appropriate adjustments, if any, to be made in the number of Common Shares and the prices per share in respect of Common Shares subject to outstanding options and the number of Common Shares then reserved for options which may thereafter be granted.

                                 ARTICLE TWELVE
                     AMENDMENT AND TERMINATION OF THE PLAN

     The Company, by action of the Board of Directors, reserves the right to amend, modify or terminate this Plan at any time, except that the Company may not, without shareholder approval, increase the total number of Common Shares subject to options under this Plan (except increases attributable to the adjustments authorized in Article Eleven hereof), materially increase the benefits or materially modify the requirements as to eligibility.

                                ARTICLE THIRTEEN
                          RESTRICTIONS AND COMPLIANCE
                              WITH SECURITIES LAWS

     Anything contained in the Plan or elsewhere to the contrary notwithstanding:

     (1) No option granted under the Plan shall be exercisable for the purchase of any Common Shares subject thereto except for:

          (A) Common Shares subject thereto which at the time of such exercise and purchase are registered under the Securities Act or which, upon the completion of such exercise, would be issued in a transaction exempt from registration under the Securities Act; and

          (B) Common Shares subject thereto which at the time of such exercise and purchase are exempt or are the subject matter of an exempt transaction, are registered by description, by coordination, or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

          (C) Common Shares subject thereto in respect of which the laws of any state applicable to such exercise and purchase have been satisfied.

     (2) If Common Shares subject to an option are sold and transferred upon the exercise thereof to a person who (at the time of such exercise or thereafter) controls, is controlled by or is under common control with the Company, or are sold and transferred in reliance upon an exemption claimed in respect of the securities Act, then upon such sale and transfer:

          (A) such Common Shares shall not be transferable by the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the Securities Act and the applicable laws of any state; and

          (B) the Company shall cause each share certificate evidencing such Common Shares to bear a legend reflecting applicable restrictions on the transfer thereof and may use the following or any other appropriate legend for that purpose:

        SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS, ARE RESTRICTED SECURITIES WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE ACT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISTRIBUTED EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, IF REQUIRED OR (2) UNTIL THE COMPANY HAS RECEIVED AN OPINION FROM ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER DOES NOT VIOLATE THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE.

     (3) Nothing contained in the Plan or elsewhere shall be construed to require the Company to take any action whatsoever to make exercisable any option granted under the Plan or to make transferable any Common Shares issued upon the exercise of any such option.

                                ARTICLE FOURTEEN
                                TAX WITHHOLDING

     Any person exercising an option shall be required to pay to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of such option. Such payment shall be due on the date the Company is required by law to withhold such taxes. In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind (but only as permitted by Rule l6b-3 of the Exchange Act for persons subject to Section 16 of the Exchange Act) otherwise due to such person from the Company all or part of the amount required to be withheld.

                                 FRONTSTEP, INC.
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                NOVEMBER 7, 2001

         The undersigned holder(s) of Common Shares and/or Series A Convertible Participating Preferred Shares of Frontstep, Inc. ("Frontstep") hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Daniel P. Buettin, and each of them, with full power of substitution and revocation, as proxies or proxy to appear and to vote the Common Shares and/or Series A Convertible Participating Preferred Shares of Frontstep, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at 2800 Corporate Exchange Drive, Columbus, Ohio on November 7, 2001, and any adjournment(s) or postponement(s) thereof, for the following purposes:

1. PROPOSAL 1: The election of the following nominees as directors of Frontstep (except as marked to the contrary below), each to serve for a term of one year and until his successor is duly elected and qualified or his earlier resignation, removal from office or death:

          Lawrence J. Fox           Stephen A. Sasser        Duke W. Thomas
          James A. Rutherford       Roger D. Blackwell       Guy L. de Chazal
          Barry Goldsmith

[YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT HIS NAME ABOVE.]

2. PROPOSAL 2: The amendment to the Frontstep, Inc. Employee Stock Purchase Plan to increase the aggregate number of Common Shares available for issuance thereunder from 200,000 to 400,000.

                 [ ]  FOR            [ ]  AGAINST          [ ]  ABSTAIN


3. PROPOSAL 3: The amendment to the Frontstep, Inc. 1999 Non-Qualified Stock Option Plan for Key Employees to increase the aggregate number of Common Shares that may be issued upon exercise of stock options granted thereunder from 600,000 to 900,000.

                 [ ]  FOR            [ ]  AGAINST          [ ]  ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

                 Do you plan to attend the meeting?    [ ]  YES       [ ]  NO


     (THIS PROXY CONTINUES AND MUST BE SIGNED AND DATED ON THE REVERSE SIDE)

WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3 DESCRIBED ON THE REVERSE SIDE. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE OR UNWILLING TO SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEES AS THE BOARD OF DIRECTORS MAY RECOMMEND.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated October 1, 2001, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the Common Shares and/or Series A Convertible Participating Preferred Shares of Frontstep the undersigned is entitled to vote at the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FRONTSTEP, INC.

                                       Dated:
                                             -----------------------------------

                                       Please sign exactly as your name appears herein. If shares are registered in two names, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your full title. If signer is a corporation, please sign the full corporate name by authorized officer.


                                       ----------------------------------------
                                       Signature of Shareholder


                                       ----------------------------------------
                                       Signature of Shareholder